UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 1, 2018

GAMING AND LEISURE PROPERTIES, INC.

(Exact name of registrant as specified in its charter)

PENNSYLVANIA	001-36124	46-2116489
(State or Other Jurisdiction of Incorporation or Organization)	(Commission file number)	(IRS Employer Identification Number)

845 Berkshire Blvd., Suite 200

Wyomissing, PA 19610

(Address of principal executive offices)

610-401-2900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On October 1, 2018, Gaming and Leisure Properties, Inc. (the “Company”) closed its previously announced transaction to acquire certain real property assets from Tropicana Entertainment Inc. (“Tropicana”) and certain of its affiliates pursuant to a Purchase and Sale Agreement (the “Real Estate Purchase Agreement”) dated April 15, 2018 between Tropicana and GLP Capital L.P., the operating partnership of the Company (“GLP Capital”), which was subsequently amended on October 1, 2018 (as amended, the “Amended Real Estate Purchase Agreement”). Pursuant to the terms of the Amended Real Estate Purchase Agreement, the Company acquired the real estate assets of Tropicana Atlantic City, Tropicana Evansville, Tropicana Laughlin, Trop Casino Greenville and the Belle of Baton Rouge (the “GLP Assets”) from Tropicana for an aggregate cash purchase price of $964.0 million and an affiliate of Eldorado Resorts, Inc. (“Eldorado”) purchased the real estate assets of Lumiere Place Casino & Hotel for a cash purchase price of $246.0 million, each exclusive of transaction fees and taxes. Eldorado also acquired the operating assets of these properties from Tropicana pursuant to an Agreement and Plan of Merger dated April 15, 2018 by and among Tropicana, GLP Capital, Eldorado and a wholly-owned subsidiary of Eldorado (the “Merger Agreement”) and will lease the GLP Assets from the Company pursuant to the terms of a new triple-net unitary master lease with a 15-year initial term, with no purchase option followed by four successive five-year renewal periods (exercisable by Eldorado) on the same terms and conditions (the “Eldorado Master Lease”). In addition, on October 1, 2018 GLP Capital made a loan to Eldorado in the amount of $246.0 million in connection with Eldorado’s acquisition of Tropicana’s Lumière Place property, which loan will initially be secured by a deed of trust on Lumière Place (the “Lumière Loan”).

Initial annual rent under the Eldorado Master Lease is expected to be $87.6 million pursuant to terms similar to the Company’s existing master leases, except that for the first-five lease years the 2% annual escalation of building-based rent is subject to an adjusted revenue to rent ratio threshold for the properties in the aggregate of 1.2:1 and thereafter at 1.8:1, as described in more detail in the Eldorado Master Lease. The Lumière Loan will bear interest at a rate equal to (i) 9.09% (or approximately $22.4 million) until the one-year anniversary of the closing, and (ii) 9.27% (or approximately $22.8 million) until the second anniversary of the closing, when the loan is expected to mature (subject to the availability of three one-year extensions under certain circumstances). Until the one-year anniversary of the closing, the Lumière Loan will be secured by a first mortgage lien on Lumière Place. On the one-year anniversary of the Lumière Loan, the mortgage and the related deed of trust on the Lumière Place property will terminate and the loan will continue unsecured. The parties anticipate that the Lumière Loan will be fully repaid on or prior to maturity by way of substitution of one or more additional Eldorado properties acceptable to Eldorado and the Company, which will be transferred to the Company and added to the Eldorado Master Lease.

The foregoing description of the Amended Real Estate Purchase Agreement, the Merger Agreement and the Eldorado Master Lease is qualified in its entirety by the full text of such agreements, as amended, which are attached as Exhibits 2.1, 2.2, 2.3 and 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 7.01.	Regulation FD Disclosure.

On October 1, 2018, the Company issued a press release announcing closing of the transactions described above in Item 2.01 of this Current Report on Form 8-K. A copy of the press release is furnished as Exhibit 99.1 hereto and incorporated herein by reference.

The information contained in this Item 7.01 is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise. The information in this Item 7.01 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act or into any filing or other document pursuant to the Securities Exchange Act of 1934, as amended, except as otherwise expressly stated in any such filing.

Item 9.01.	Financial Statements and Exhibits.

(b)	Pro Forma Financial Information.

The unaudited pro forma consolidated combined financial statements of the Company as of June 30, 2018 and for the year ended December 31, 2017 and for the six months ended June 30, 2018, are incorporated herein by reference to pages S-32 through S-39 of the Company’s prospectus supplement dated September 17, 2018, filed with the U.S. Securities and Exchange Commission (the “Commission”) on September 19, 2018 which are attached as Exhibit 99.2 hereto and are incorporated by reference herein.

(d)	Exhibits

Exhibit No.	Description

2.1†	Agreement and Plan of Merger, dated as of April 15, 2018, by and among Eldorado Resorts, Inc., Delta Merger Sub, Inc., GLP Capital, L.P. and Tropicana Entertainment Inc. (incorporated herein by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Commission on April 16, 2018)

2.2†	Real Estate Purchase and Sale Agreement, dated as of April 15, 2018, by and between Tropicana Entertainment Inc. and GLP Capital, L.P. (incorporated herein by reference to Exhibit 2.2 to the Company’s Current Report on Form 8-K filed with the Commission on April 16, 2018)

2.3	Amendment No. 1 and Joinder to Real Estate Purchase and Sale Agreement, dated as of October 1, 2018, by and among Tropicana Entertainment Inc., Eldorado Resorts, Inc. and GLP Capital, L.P.

10.1	Master Lease, dated October 1, 2018, by and among GLP Capital, L.P., Tropicana AC Sub Corp., Tropicana Entertainment, Inc. and Tropicana Atlantic City Corp.

99.1	Press release dated October 1, 2018 (furnished)

99.2	Unaudited pro forma consolidated combined financial statements of the Company incorporated herein by reference to pages S-32 through S-39 of the Company’s prospectus supplement dated September 17, 2018, filed with the Commission on September 19, 2018 (definitions for the terms used but not defined in this Exhibit 99.2 can be found in the prospectus supplement)

†

Exhibits have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. GLPI agrees to furnish supplementally a copy of any omitted exhibit to the Commission upon its request; provided, however, that GLPI may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act for any document so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: October 1, 2018	GAMING AND LEISURE PROPERTIES, INC.

	By:	/s/ Steven T. Snyder
	Name:	Steven T. Snyder
	Title:	Interim Chief Financial Officer